UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K/A
(Amendment Number 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2014

InterCloud Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	65-0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

331 Newman Springs Road Building 1, Suite 104 Red Bank, New Jersey	07701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-988-1988

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐☐☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐☐☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐☐☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On January 1, 2014, InterCloud Systems, Inc. (the “Company”) finalized the terms of the stock purchase agreement to acquire all of the outstanding capital stock of Integration Partners-NY Corporation, a New Jersey corporation (“IPC”), pursuant to the Stock Purchase Agreement, dated as of December 12, 2013 and amended as of January 1, 2014 among the Company, Barton C. Graf, Jr., David C. Nahabedian and Frank Jadevaia. The Company is filing this Amendment No. 1 on Form 8-K to the Original Report in order to provide the financial statements of IPC and the pro forma information required by Item 9.01 of Form 8-K with respect to the acquisition of IPC. All other information set forth in the Original Report remains unchanged.

Item 9.01.  Financial Statements and Exhibits

(a) Financial statements of business acquired

The audited financial statements of IPC, including IPC's audited balance sheets as of December 31, 2013 and 2012 and statement of operations, statement of changes to stockholder's equity and statement of cash flows for the years ended December 31, 2013 and 2012 and related notes, are filed as Exhibit 99.1 to this report and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma combined condensed balance sheet of the Company as of September 30, 2013 and the unaudited pro forma combined condensed statement of operations of the Company for the fiscal year December 31, 2012 and the nine months ended September 30, 2013 showing the pro forma effects of the Company's acquisition of IPC, and related notes, are filed as Exhibit 99.2 to this report and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

99.1	Audited financial statements of Integration Partners – NY Corporation as of December 31, 2013 and 2012 and for the fiscal years ended December 31, 2013 and 2012.

99.2
The unaudited pro forma combined condensed balance sheet of the Company as of September 30, 2013 and the unaudited pro forma combined condensed statement of operations of the Company for the year ended December 31, 2012 and for the nine months ended September 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2014	INTERCLOUD SYSTEMS, INC.

	By:	/s/ Mark E. Munro
Name: Mark E. Munro
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited financial statements of Integration Partners – NY Corporation as of December 31, 2013 and 2012 and for the fiscal years ended December 31, 2013 and 2012.

99.2
The unaudited pro forma combined condensed balance sheet of the Company as of September 30, 2013 and the unaudited pro forma combined condensed statement of operations of the Company for the year ended December 31, 2012 and for the nine months ended September 30, 2013.